UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 3, 2010

PhotoMedex, Inc.
(Exact Name of Registrant Specified in Charter)

Delaware	0-11635	59-2058100
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

147 Keystone Drive, Montgomeryville, Pennsylvania	18936
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   215-619-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.                      Material Modifications to Rights of Security Holders.

On February 3, 2010, PhotoMedex, Inc. (the “Company”) effected a one-for-six (1-for-6) reverse stock split of its issued and outstanding shares of common stock, par value $0.01 per share (“Common Stock”), upon the filing of a Certificate of Amendment to its Restated Certificate of Incorporation, as amended, as described in Item 5.03 below (the “Reverse Stock Split”).  The Reverse Stock Split was effective at 11:21 a.m. on February 3, 2010 (the “Effective Time”).  As a result of the Reverse Stock Split, each holder of six shares of Common Stock immediately prior to the Effective Time became the holder of one share of Common Stock immediately after the Effective Time.  All outstanding options, warrants, convertible notes or other rights convertible into or exercisable for shares of Common Stock were adjusted in accordance with their terms and pursuant to the exchange ratio of the Reverse Stock Split.  No fractional shares were issued in connection with the Reverse Stock Split.  Any fractional shares resulting from the Reverse Stock Split were rounded up to the nearest whole share and no cash payment was made with respect to such rounding.

As of the opening of The Nasdaq Global Market on February 4, 2010, the Company’s Common Stock will trade on a Reverse Stock Split-adjusted basis under the trading symbol “PHMDD” for a period of 20 trading days.  Commencing on March 4, 2010, the Common Stock will resume trading under the symbol “PHMD.”

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 3, 2010, the Company filed a Certificate of Amendment to its Restated Certificate of Incorporation, as amended, with the Office of the Secretary of State of the State of Delaware to effect: (i) the Reverse Stock Split, and (ii) an increase in the number of authorized shares of Common Stock to 35,000,000 shares on a post-Reverse Stock Split basis.  A copy of the Certificate of Amendment is attached to this current report as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01.                      Regulation FD Disclosure.

On February 3, 2010, the Company issued a press release reporting the results of its Special Meeting of Stockholders held on the same date.  A copy of the press release is being furnished as Exhibit 99.1.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of the Company.
99.1	Press Release of the Company, dated February 3, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.

Date: February 3, 2010	By: /s/ Dennis M. McGrath
Dennis M. McGrath Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of the Company.
99.1	Press Release of the Company, dated February 3, 2010.